Exhibit 4.3

Execution Version

TransUnion Holding Company, Inc.

9.625%/10.375% Senior PIK Toggle Notes due 2018

Exchange and Registration Rights Agreement

March 21, 2012

Goldman, Sachs & Co.

Deutsche Bank Securities Inc.

As representatives of the several Purchasers

named in Schedule I to the Purchase Agreement

c/o Goldman, Sachs & Co.

200 West Street

New York, New York 10282-2198

Ladies and Gentlemen:

TransUnion Holding Company, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) $600,000.00 in aggregate principal amount of its 9.625% / 10.375% Senior PIK Toggle Notes due 2018. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Business Day” shall have the meaning set forth in Rule 13e-4(a)(3) promulgated by the Commission under the Exchange Act, as the same may be amended or succeeded from time to time.

“Closing Date” shall mean the date on which the Securities are initially issued.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).

“Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and, (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective and (iii) a Market-Making Registration, shall mean the time and date as of which the Commission declares the Market-Making Registration Statement effective or as of which the Market-Making Registration Statement otherwise becomes effective.

“Effectiveness Period” shall have the meaning assigned thereto in Section 2(b).

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(ii) or Section 3(d)(iii) and the instructions set forth in the Notice and Questionnaire.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a).

“Exchange Registration” shall have the meaning assigned thereto in Section 3(c).

“Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a).

“Exchange Securities” shall have the meaning assigned thereto in Section 2(a).

The term “holder” shall mean each of the Purchasers and other persons who acquire Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Securities.

“Indenture” shall mean the trust indenture, dated as of March 21, 2012, between the Company and Wells Fargo Bank, National Association, as trustee, as the same may be amended from time to time.

“Market Maker” shall mean Goldman, Sachs & Co. and its affiliates (as defined under the rules and regulations of the Commission).

“Market-Making Conditions” shall have the meaning assigned thereto in Section 2(d).

“Market-Making Prospectus” shall have the meaning assigned thereto in Section 2(d).

“Market-Making Registration” shall have the meaning assigned thereto in Section 2(d).

“Market-Making Registration Statement” shall have the meaning assigned thereto in Section 2(d).

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Purchase Agreement” shall mean the Purchase Agreement, dated as of March 2, 2012 between the Purchasers and the Company relating to the Securities.

“Purchasers” shall mean the Purchasers named in Schedule I to the Purchase Agreement.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(a), the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the Resale Period); (ii) in the circumstances contemplated by Section 2(b), a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) subject to Section 8(b), such Security is actually sold by the holder thereof pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; or (iv) such Security shall cease to be outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(c).

“Registration Default Period” shall have the meaning assigned thereto in Section 2(c).

“Registration Expenses” shall have the meaning assigned thereto in Section 4.

“Resale Period” shall have the meaning assigned thereto in Section 2(a).

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

“Rule 144,” “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

“Securities” shall mean, collectively, the $600,000,000 in aggregate principal amount of the Company’s 9.625% / 10.375% Senior PIK Toggle Notes due 2018 to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b).

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).

“Special Interest” shall have the meaning assigned thereto in Section 2(c).

“Suspension Period” shall have the meaning assigned thereto in Section 2(b).

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Trustee” shall mean Wells Fargo Bank, National Association, as trustee under the Indenture, together with any successors thereto in such capacity.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

2. Registration Under the Securities Act.

(a) Except as set forth in Section 2(b) below, the Company agrees to file under the Securities Act, a registration statement relating to an offer to exchange (such registration statement, the “Exchange Registration Statement”, and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Company, which debt securities are substantially identical to the Securities (and are entitled to the benefits of the Indenture), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for Special Interest contemplated in Section 2(c) below (such new debt securities hereinafter called “Exchange Securities”). The Company agrees to use commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act. The Company shall use commercially reasonable efforts to cause the Exchange Offer to be completed on or before the 360th day following the Closing Date (or March 16, 2013). The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Company further agrees to use commercially reasonable efforts to (i) commence the Exchange Offer promptly following the Effective Time of such Exchange Registration Statement, (ii) hold the Exchange Offer open for at least 20 Business Days in accordance with Regulation 14E promulgated by the Commission under the Exchange Act and (iii) exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn promptly following the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only (i) if the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the

Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of such jurisdictions as are necessary to permit completion of the Exchange Offer and (ii) upon the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of (1) 90 days after the Exchange Registration Statement has been declared effective, (2) the date on which such a broker-dealer is no longer required to deliver a prospectus in connection with market-making or other activities and (3) the date on which all Securities covered by such Exchange Registration Statement have been sold pursuant to such Exchange Registration Statement. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Subsections 6(a), (c), (d) and (e).

(b) If (i) on or prior to the time the Exchange Offer is completed existing law or Commission interpretations are changed such that the debt securities received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offer is not completed within 360 days following the Closing Date or (iii) any holder of Registrable Securities notifies the Company prior to the 20th Business Day following the completion of the Exchange Offer that: (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities to the public without delivering a prospectus and the prospectus supplement contained in the Exchange Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Company or an affiliate of the Company, in the case of each of clauses (i), (ii), and (iii), then the Company shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), promptly file under the Securities Act, and in no event later than 90 days after the time such obligation to file arises, a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”). The Company agrees to use commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective no later than 90 days after the filing of such Shelf Registration filing obligation arises. The Company agrees to use commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding (the “Effectiveness Period”). No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder. The Company agrees, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to use commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder), provided, however, that nothing in this sentence shall relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(d)(iii). Notwithstanding anything to the contrary in this Section 2(b), upon notice to the Electing Holders, the Company may suspend the use or the effectiveness of such Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement, for a reasonable period of time but not in excess of 60 consecutive days or more than three (3) times during any calendar year (a “Suspension Period”) if the Board of Directors of the Company determines that there is a valid business purpose for suspension of the Shelf Registration Statement; provided that the Company shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective.

(c) In the event that (i) the Company has not filed the the Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(b), (ii) the Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(b), (iii) the Exchange Offer has not been completed within 360 days following the Closing Date or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or Section 2(b) is filed and declared effective but shall thereafter either be withdrawn by the Company or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement during the Effectiveness Period (except as specifically permitted herein , including, with respect to any Shelf Registration Statement, during any applicable Suspension Period in accordance with the last sentence of Section 2(b)) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest (“Special Interest”), in addition to the Base Interest, shall accrue on all Registrable Securities then outstanding at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period commencing on (x) the 361st day following the Closing Date, in the case of clause (i) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of clause (ii) above; provided, however, that upon the exchange of the Exchange Securities for Securities tendered, or upon the effectiveness of the applicable Shelf Registration Statement which had ceased to remain effective, Special Interest on the Notes in respect of which such events relate as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue; provided, further, that no Special Interest shall accrue on the Notes following the second anniversary of the Closing Date. Notwithstanding any other provisions of this paragraph, the Company shall not be obligated to pay Special Interest provided in this paragraph during a Shelf Suspension Period permitted by Section 2(b) hereof. Special Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time.

(d) So long as (x) any of the Securities (whether Registrable Securities, Exchange Securities or otherwise) are outstanding, (y) the Market Maker proposes to make a market in the Securities as part of its business in the ordinary course and (z) in the reasonable opinion of Goldman, Sachs & Co., it would be necessary or appropriate under applicable laws, rules and regulations for the Market Maker to deliver a prospectus in connection with market-making activities with respect to the Securities (clauses (x) through (z) collectively, the “Market-Making Conditions”), the following provisions of this Section 2(d) shall apply for the sole benefit of the Market Maker (it being understood that only a person for whom the Market-Making Conditions apply at the applicable time shall be entitled to the use of the Market-Making Registration Statement and related provisions of this Agreement at any time). The Company shall use commercially reasonable efforts to file under the Securities Act, a “shelf” registration statement (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by the Market Maker of, Securities (such filing, a “Market-Making Registration”, such registration statement as amended or supplemented from time to time, a “Market-Making Registration Statement”, and the prospectus contained in such Market-Making Registration Statement, as amended or supplemented from time to time, a “Market-Making Prospectus”). The Company agrees to use commercially reasonable efforts to cause the Market-Making Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2(b) above, and to keep such Market-Making Registration Statement continuously effective for so long as the Market Maker may be required to deliver a prospectus in connection with transactions in the Securities. In the event that the Market Maker holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Company agrees that the Market-Making Registration shall provide for the resale by the Market Maker of such Securities and shall use commercially reasonable efforts to keep the Market-Making Registration Statement continuously effective until such time that the Market Maker is no longer required to deliver a prospectus in connection with the sale of such Securities.

Notwithstanding anything to the contrary in this Section 2(d), the Company may suspend the offering and sale under the Market-Making Registration Statement for a Suspension Period if the Board of Directors of the Company reasonably determines in good faith that such suspension to be advisable for valid business reasons, but in any event not in excess of 60 consecutive days or more than three (3) times during any calendar year during which such Market-Making Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of such Market-Making Registration Statement to successive anniversaries thereof) if (i) the Board of Directors of the Company reasonably determines in good faith that such action is advisable for valid business reasons or (ii) such Market-Making Registration Statement, prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company shall promptly notify the Market Maker when the Market-Making Registration Statement may once again be used or is effective.

(e) The Company shall take all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated.

(f) Any reference herein to a registration statement or prospectus as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time; and any reference herein to any post-effective amendment to a registration statement or to any prospectus supplement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3. Registration Procedures.

If the Company files a registration statement pursuant to Section 2(a) or Section 2(b) or Section 2(d), the following provisions shall apply:

(a) At or before the Effective Time of the Exchange Registration or any Shelf Registration or any Market-Making Registration, whichever may occur first, the Company shall qualify the Indenture under the Trust Indenture Act.

(b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(c) In connection with the Company’s obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Company shall:

(i) prepare and file with the Commission an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use commercially reasonable efforts to cause such Exchange Registration Statement to become effective;

(ii) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(iv) in the event that the Company would be required, pursuant to Section 3(c)(iii)(G), to notify any broker-dealers holding Exchange Securities (except as otherwise permitted during any Suspension Period), promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(v) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi) use commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, to the extent required by such laws, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period, (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(vii) obtain a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

(viii) otherwise use commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Exchange Registration Statement, an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(d) In connection with the Company’s obligations with respect to the Shelf Registration, if applicable, the Company shall:

(i) prepare and file with the Commission, within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of Registrable Securities as, from time to time, may be Electing Holders and use commercially reasonable efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b);

(ii) mail the Notice and Questionnaire to the holders of Registrable Securities not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement, and no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Company;

(iii) after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Company shall not be required to take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Company;

(iv) as soon as practicable prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;

(v) comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Electing Holders provided for in such Shelf Registration Statement;

(vi) provide the Electing Holders and not more than one counsel for all the Electing Holders the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(vii) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the respective counsel referred to in Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders at the time outstanding and provided further that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Shelf Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii) promptly notify each of the Electing Holders and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf

Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(x) if requested by any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder, the name and description of such Electing Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi) furnish to each Electing Holder and the counsel referred to in Section 3(d)(vi) an executed copy (or a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Electing Holder) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as such Electing Holder may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder and to permit such Electing Holder to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder (subject to any applicable Suspension Period), in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(xii) use commercially reasonable efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration Statement is required to remain effective under Section 2(b) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder to consummate the disposition in such jurisdictions of such Registrable Securities and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(xiii) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;

(xiv) obtain a CUSIP number for all Securities that have been registered under the Securities Act, not later than the applicable Effective Time;

(xv) notify in writing each holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 9(h) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be; and

(xvi) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Shelf Registration Statement an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(e) In the event that the Company would be required, pursuant to Section 3(d)(viii)(G), to notify the Electing Holders, the Company shall promptly prepare and furnish to each of the Electing Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Company pursuant to Section 3(d)(viii)(G), such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, such Electing Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, of the prospectus covering such Registrable Securities in such Electing Holder’s possession at the time of receipt of such notice.

(f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire, the Company may require such Electing Holder to furnish to the Company such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as may be required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g) Until the expiration of two years after the Closing Date, the Company will not, and will not permit any of its subsidiaries to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.

(h) As a condition to its participation in the Exchange Offer, each holder of Registrable Securities shall furnish, upon the request of the Company, a written representation to the Company (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Registration Statement) to the effect that (A) it is not an “affiliate” of the Company, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate”, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) if it is a broker-dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from the Company or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer, (E) if it is a broker-dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from the Company or any of its affiliates, and (F) it is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E).

(i) In connection with the Company’s obligations with respect to a Market-Making Registration, if applicable, the Company shall:

(i) prepare and file with the Commission, within the time periods specified in Section 2(d), a Market-Making Registration Statement on any form which may be utilized by the Company and which shall register all of the Securities and the Exchange Securities for resale by the Market Maker in accordance with such method or methods of disposition as may be specified by the Market Maker and use commercially reasonable efforts to cause such Market-Making Registration Statement to become effective within the time periods specified in Section 2(d);

(ii) If any event contemplated by Section 3(i)(vi)(B), (D) or (F) occurs during the Effectiveness Period, the Company shall as soon as practicable prepare and file with the Commission such amendments and supplements to such Market-Making Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Market-Making Registration Statement for the period specified in Section 2(d) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Market-Making Registration Statement, and furnish to the Market Maker copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;

(iii) comply with the provisions of the Securities Act with respect to the disposition of all of the Securities and Exchange Securities covered by such Market-Making Registration Statement in accordance with the intended methods of disposition by the Market Maker provided for in such Market-Making Registration Statement;

(iv) provide the Market Maker and its counsel the opportunity to participate in the preparation of such Market-Making Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(v) for a reasonable period prior to the filing of such Market-Making Registration Statement, and throughout the period specified in Section 2(d), make available at reasonable times at the Company’s principal place of business or such other reasonable place for inspection by the Market Maker and its counsel such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the Market Maker’s counsel, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the Market Maker and its counsel shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Market-Making Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Market-Making Registration Statement or the prospectus included therein or in an amendment to such Market-Making

Registration Statement or an amendment or supplement to such prospectus in order that such Market-Making Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vi) promptly notify the Market Maker and confirm such advice in writing (A) when such Market-Making Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Market-Making Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Market-Making Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Market-Making Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities or the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (E) the occurrence of any event that causes the Company to become an “ineligible issuer” as defined in Rule 405, or (F) the occurrence of any event during the Effectiveness Period that causes such Market-Making Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment to not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or to contain an untrue statement of a material fact or to omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vii) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Market-Making Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(viii) if requested by the Market Maker, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as the Market Maker specifies should be included therein relating to the terms of the sale of such Securities or Exchange Securities by the Market Maker; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(ix) furnish to the Market Maker and its counsel an executed copy (or a conformed copy) of such Market-Making Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and electronic copies of such Market-Making Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by the Market Maker) and of the prospectus included in such Market Making Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as the Market Maker may reasonably request in order to facilitate the offering and disposition of the Securities and the Exchange Securities by the Market Maker and to permit the Market Maker to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(j), the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by the Market Maker (subject to any applicable suspension period in accordance with Section 3(j)), in each case in the form most recently provided to the Market Maker by the Company, in connection with the offering and sale of the Securities and Exchange Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(x) use commercially reasonable efforts to (A) register or qualify the Securities and Exchange Securities to be included in such Market-Making Registration Statement under such securities laws or blue sky laws of such jurisdictions as the Market Maker shall reasonably request in writing, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Market-Making Registration Statement is required to remain effective under Section 2(d) and for so long as may be necessary to enable any such Electing Holder to complete its distribution of Securities and Exchange Securities pursuant to such Market-Making Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable the Market Maker to consummate the disposition in such jurisdictions of such Securities and Exchange Securities and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Market-Making Registration or the offering or sale in connection therewith or to enable the Market Maker to offer, or to consummate the disposition of, Securities and Exchange Securities in connection with its market making activities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(e)(x), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(xi) use commercially reasonable efforts to furnish or cause to be furnished to the Market Maker upon its request at reasonable intervals, when the Market-Making Registration Statement or the Market-Making Prospectus shall be amended or supplemented at any time when the Market-Making Conditions are satisfied, access to the officers, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

(xii) unless any Securities or Exchange Securities shall be in book-entry only form, cooperate with the Market Maker to facilitate the timely preparation and delivery of certificates representing Securities and Exchange Securities to be sold, which certificates, if so required by any securities exchange upon which any Securities or Exchange Securities are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends; and

(xiii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Market-Making Registration Statement an “earning statement” of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

(j) In the event that the Company would be required, pursuant to Section 3(i)(vi)(G), to notify the Market Maker, the Company shall promptly prepare and furnish to the Market Maker a reasonable number of copies of a Market-Making prospectus supplemented or amended so that, as thereafter delivered to purchasers of Securities or Exchange Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Market Maker agrees that upon receipt of any notice from the Company pursuant to Section 3(i)(vi)(G), the Market Maker shall forthwith discontinue the disposition of Securities and Exchange Securities pursuant to the Market-Making Registration Statement until the Market Maker shall have received copies of such amended or supplemented Market-Making Prospectus, and if so directed by the Company, the Market Maker shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, of the Market-Making Prospectus in the Market-Maker’s possession at the time of receipt of such notice. Notwithstanding anything to the contrary contained in Section 3(i) or this Section 3(j), the Company may for valid business reasons, including without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, issue a notice that a Market-Making Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Securities, and may issue any notice suspending use of such Market-Making Registration Statement required under applicable securities laws to be issued for so long as valid business reasons exist, and the Company shall not be obligated to amend or supplement such Market-Making Registration Statement or the prospectus included therein until it reasonably deems appropriate. The Market Maker agrees that upon receipt of any notice from the Issuer pursuant to this Section 3(j), it will discontinue use of the Market-Making Registration Statement until receipt of copies of the supplemented or amended prospectus relating thereto and the Market Maker advised by the Company that the use of a Market-Making Registration Statement may be resumed.

4. Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly all expenses incident to the Company’s performance of or compliance with this Agreement, including (a) all Commission and any FINRA registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the Eligible Holders and the Market Maker in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, the Securities and the Exchange Securities, as applicable, for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) and Section 3(i)(x) and determination of their eligibility for investment under the laws of such jurisdictions described in such section, including any reasonable fees and disbursements of counsel for the Electing Holders or the Market Maker in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities or Exchange Securities, as applicable, for delivery and the expenses of printing or producing any selling agreements and blue sky memoranda and all other documents in connection with the offering, sale or delivery of Securities or Exchange Securities, as applicable, to be disposed of (including certificates representing the Securities or Exchange Securities, as applicable), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities or Exchange Securities, as applicable, and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Company, (h) reasonable fees, disbursements and expenses of (x) one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Company) and (y) one counsel for the Market Maker retained in connection with a Market-Making Registration, as selected by the Market Maker (which counsel shall be reasonably satisfactory to the Company), (i) any fees charged by securities rating services for rating the Registrable Securities or the Exchange Securities, as applicable, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, Securities or Exchange Securities (including the Market Maker), as applicable, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered and the Market Maker shall pay all agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Registrable Securities and Exchange Securities, as applicable, and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5. Representations and Warranties.

The Company represents and warrants to, and agrees with, each Purchaser and each of the holders from time to time of Registrable Securities and the Market Maker that:

(a) Each registration statement covering Registrable Securities, Securities or Exchange Securities, as applicable, and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) or Section 3(i) and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Registrable Securities or to the Market Maker pursuant to Section 3(c)(iii)(G) or Section 3(d)(viii)(G) or Section 3(i)(vi)(G) until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) or Section 3(j) or (B) during any applicable Suspension Period or period of suspension of the Market-Making Registration Statement pursuant To Section 3(j), each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) or Section 3(i), as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities or the Market Maker expressly for use therein.

(b) Any documents incorporated by reference in any prospectus referred to in Section 5(a), when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a holder of Registrable Securities or the Market Maker expressly for use therein.

(c) The compliance by the Company with all of the provisions of this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, or (iii) result in the violation of any applicable statute or any applicable order, rule or regulation of any court or governmental agency or regulatory authority having jurisdiction over the Company or any of its subsidiaries or any of their properties, except in the case of clauses (i) and (iii) above, as would not, individually or in the aggregate, have (or reasonably be expected to have) a material adverse effect on the business, properties, management, financial position or results of operations of the Company and its subsidiaries, taken as a whole or materially adversely affect the consummation of the transactions hereunder.

(d) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or regulatory authority is required for the consummation by the Company of the transactions contemplated by this Agreement except for such consents, approvals, authorizations, registrations or qualifications as may be required with respect to the Exchange Notes, under the Securities Act of 1933, as amended, the Trust Indenture Act and applicable state securities or Blue Sky laws as contemplated by this Agreement.

(e) This Agreement has been duly authorized, executed and delivered by the Company.

6. Indemnification and Contribution.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders as holders of Registrable Securities included in a Shelf Registration Statement and the Market Maker as holder of Securities or Exchange

Securities included in a Market-Making Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder, such Electing Holder or the Market Maker may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement, any Shelf Registration Statement or any Market-Making Registration Statement, as the case may be, under which such Registrable Securities or Exchange Securities were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any such holder, any such Electing Holder or the Market Maker, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such holder, each such Electing Holder and the Market Maker for any and all legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

(b) Indemnification by the Electing Holders and Market Maker. Each Electing Holder of Registrable Securities and each Market Maker included in any Registration Statement, severally and not jointly, agree to (i) indemnify and hold harmless the Company and all other Electing Holders and/or Market Makers of Registrable Securities included in such Registration Statement, against any losses, claims, damages or liabilities to which the Company or such other Electing Holders and/or Market Makers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Company to any Electing Holder or Market Maker, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder or Market Maker expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration. The indemnity provided for in this Section 6(b) will be in addition to any liability that the Electing Holder or Market Maker may otherwise have to the indemnified parties.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under Section 6(a) or Section 6(b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or Section 6(b) except to the extent it did not otherwise learn of such action and that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and the failure to notify the indemnifying party shall not relieve it from any liability it may have to such indemnified party otherwise than under Section (6)(a) and Section (6)(b) (including under subsection (d) below). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 6(a) and Section 6(b) for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof (other than reasonable costs of investigation) unless such indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), (i) no Electing Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) under no circumstances will the Market Maker be required to contribute any amount. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder, each Electing Holder, the Market Maker, and each person, if any, who controls any of the foregoing within the meaning of the Securities Act; and the obligations of the holders and the Electing Holders contemplated by this Section 6 shall be in addition to any liability which the respective holder or Electing Holder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act, as well as to each officer and director of the other holders and to each person, if any, who controls such other holders within the meaning of the Securities Act.

7. Underwritten Offerings.

Each holder of Registrable Securities hereby agrees with the Company and each other such holder that no holder of Registrable Securities may participate in any underwritten offering hereunder unless (a) the Company gives its prior written consent to such underwritten offering, (b) each holder of Registrable Securities participating in such underwritten offering agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (c) each holder of Registrable Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8. Rule 144.

(a) Facilitation of Sales Pursuant to Rule 144. The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall use commercially reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. If at any time the Company is a “non-reporting issuer” as such term is defined under Rule 144(c)(2), then in connection with any sale by a holder pursuant to Rule 144(c), the Company shall deliver a statement to such holder as to the Company’s compliance with the reporting requirements contemplated by Rule 144(c)(2).

(b) Availability of Rule 144 Not Excuse for Obligations under Section 2. The fact that holders of Registrable Securities may become eligible to sell such Registrable Securities pursuant to Rule 144 shall not (1) cause such Securities to cease to be Registrable Securities or (2) excuse the Company’s obligations set forth in Section 2 of this Agreement, including without limitation the obligations in respect of an Exchange Offer, Shelf Registration, Special Interest and Market-Making Registration.

9. Miscellaneous.

(a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities, Exchange Securities or Securities, as applicable, or any other securities which would be inconsistent with the terms contained in this Agreement.

(b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations under Section 2(d) and related provisions and that the Market Maker may be irreparably harmed by any such failure, and accordingly agree that the Market Maker, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Company under Section 2(d) and related provisions in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction. Time shall be of the essence in this Agreement.

(c) Notices. All notices (including, without limitation, any notices or other communications to the applicable Trustee), requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, as follows: If to the Company, to it at 555 West Adams Street, Chicago, IL 60661, Attention: Secretary, facsimile: 312-466-7706, with a copy to Simpson Thacher & Bartlett LLP, Attention: Richard A. Fenyes, 425 Lexington Avenue, New York, New York 10017, facsimile: 212-455-2502, and if to a holder, to the address of such holder set forth in the security register or other records of the Company, or to such other address as the Company or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt and if to the Market Maker, to 200 West Street, New York, New York 10282-2198.

(d) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto, the holders from time to time of the Registrable Securities, the Market Maker and the respective successors and assigns of the foregoing. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Company shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(e) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, the Market Maker, any director, officer or partner of such holder or the Market Maker, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement, the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer and the transfer and registration of Securities and Exchange Securities by the Market Maker.

(f) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(g) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(h) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and the Market Maker; provided that any such amendment or waiver affecting solely the provisions of this Agreement relating to a Market-Making Registration may be effected by a written instrument duly executed solely by the Company and the Market Maker. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(j) Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

TransUnion Holding Company, Inc.

By:	/s/ Gilbert Klemann
Name: Gilbert Klemann
Title: Vice President

Goldman, Sachs & Co.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

Deutsche Bank Securities Inc.

By:	/s/ Stephanie Perry
Name: Stephanie Perry
Title: Managing Director

By:	/s/ Jackson Merchant
Name: Jackson Merchant
Title: Director

On behalf of each of the Purchasers

Exhibit A

TransUnion Holding Company, Inc.

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [DATE] *

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the TransUnion Holding Company, Inc. (the “Company”) 9.625%/10.375% Senior PIK Toggle Notes due 2018 (the “Securities”) are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact TransUnion Holding Company, Inc., [Address and Telephone Number of Issuer].

*	Not less than 28 calendar days from date of mailing.

TransUnion Holding Company, Inc.

Notice of Registration Statement

and

Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) between TransUnion Holding Company, Inc. (the “Company”) and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s 9.625%/10.375% Senior PIK Toggle Notes due 2018 (the “Securities”). A copy of the Exchange and Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Registrable Securities” is defined in the Exchange and Registration Rights Agreement.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Pursuant to the Exchange and Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its officers who sign any Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), against certain loses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)	(a) Full legal name of Selling Securityholder:

__________________________________________________________________________________________________

(b)	Full legal name of registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (3) below:

__________________________________________________________________________________________________

(c)	Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

__________________________________________________________________________________________________

(2)	Address for notices to Selling Securityholder:

_________________________________________________________

_________________________________________________________

_________________________________________________________

Telephone:            ___________________________________________

Fax:                         ___________________________________________

Contact Person:    ___________________________________________

E-mail for Contact Person: _____________________________________

(3)	Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)	Principal amount of Registrable Securities beneficially owned: _________________________________

CUSIP No(s). of such Registrable Securities: _______________________________________________

(b)	Principal amount of Securities other than Registrable Securities beneficially owned:

__________________________________________________________________________________________________

CUSIP No(s). of such other Securities: _________________________________

(c)	Principal amount of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement: _______________________________________

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement: ______________________________________________________

(4)	Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(5)	Individuals who exercise dispositive powers with respect to the Securities:

If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a)	Is the holder a Reporting Company?

Yes        ______                         No        ______

If “No”, please answer Item (5)(b).

(b)	List below the individual or individuals who exercise dispositive powers with respect to the Securities:

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.

(6)	Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(7)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Company.

(8)	Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Registrable Securities as compensation for underwriting activities.

(a)	State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes        ______                         No        ______

(b)	If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable. Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.

(i)	Were the Securities acquired as compensation for underwriting activities?

Yes        ______                         No        ______

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(ii)	Were the Securities acquired for investment purposes?

Yes        ______                         No        ______

(iii)	If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(c)	State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

Yes        ______                         No        ______

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(d)	If you answered “Yes” to question (c) above:

(i)	Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?

Yes        ______                         No        ______

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(ii)	At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?

Yes        ______                         No        ______

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.

(9)	Hedging and short sales:

(a)	State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Registrable Securities:

Yes        ______                         No        ______

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

__________________________________________________________________________________________________

__________________________________________________________________________________________________

__________________________________________________________________________________________________

(b)	Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.

*        *        *         *        *

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act, particularly Regulation M (or any successor rule or regulation).

The Selling Securityholder hereby acknowledges its obligations under the Exchange and Registration Rights Agreement to indemnify and hold harmless the Company and certain other persons as set forth in the Exchange and Registration Rights Agreement.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Company may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act. Except as otherwise provided in the Exchange and Registration Rights Agreement, all notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i) To the Company:

(ii) With a copy to:

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

Selling Securityholder (Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Wells Fargo Bank, National Association

TransUnion Holding Company, Inc.

c/o Wells Fargo Bank, National Association

[Address of Trustee]

Attention:  Trust Officer

Re:	TransUnion Holding Company, Inc. (the “Company”)

9.625%/10.375% Senior PIK Toggle Notes due 2018

Dear Sirs:

Please be advised that                                                   has transferred $                                                  aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form S-1 (File No. 333-             ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)